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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                 August 13, 2002

                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     1-12203                    62-1644402
(State of Incorporation or    (Commission File Number)        (I.R.S. Employer
       organization                                         Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000


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Item 7. Financial Statements and Exhibits.

        Exhibit No. Description

        99.1     Ingram Micro Inc. Certificate of
                 Chief Executive Officer dated August 13, 2002

        99.2     Ingram Micro Inc. Certificate of
                 Chief Financial Officer dated August 13, 2002


Item 9. Regulation FD Disclosure.

     On August 13, 2002, in compliance with the certification requirements of
Section 906 of the Sarbanes-Oxley Act of 2002, Ingram Micro Inc.'s (the "Registrant") chief executive officer and chief financial officer each signed certificates that are required to accompany the Registrant's Quarterly Report on Form 10-Q for the fiscal period ended June 29, 2002 ("Report"), which Report is being filed with the Securities and Exchange Commission today. A copy of the certificates signed by the Registrant's chief executive officer and chief financial officer are attached hereto as Exhibits 99.1 and 99.2, respectively, the text of which is incorporated under Item 9 of this Form 8-K by reference herein. These certifications are not to be deemed a part of the Report, nor are they to be deemed to be filed pursuant to the Exchange Act or to form a part of the Registrant's public disclosure in the United States or otherwise.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INGRAM MICRO INC.


                                            By: /s/ James E. Anderson, Jr.
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                                            Name:  James E. Anderson, Jr.
                                            Title: Senior Vice President
                                                   Secretary and General
                                                   Counsel

Date: August 13, 2002


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